Exhibit 99(a)

For additional information contact:	Andrew Moreau 501-905-7962
Director - Corporate Communications
andrew.moreau@alltel.com

Rob Clancy 501-905-8991
Vice President - Investor Relations
rob.clancy@alltel.com

Release Date:	April 22, 2004

ALLTEL reports solid first quarter as wireless growth accelerates

Gross customer adds set new record; net customer adds reach five-year high

LITTLE ROCK, Ark. - ALLTEL today announced that the company achieved solid results and very strong wireless customer growth in the first quarter. Fully diluted earnings per share was 61 cents under Generally Accepted Accounting Principles (GAAP). The company achieved fully diluted earnings per share of 71 cents from current businesses, which excludes one-time items.

        Among the highlights for the first quarter:

  Total revenues were $1.96 billion, a 3 percent increase from a year ago.
  Wireless service revenues were $1.12 billion, a 7 percent increase from a year ago. The company achieved gross wireless customer additions of 737,000, the highest in ALLTEL's history. Net customer additions were 158,000, the highest in almost five years. Post-pay wireless churn improved to 1.93 percent.
  Wireline segment income was $228 million, a 2 percent increase from a year ago. Average revenue per wireline customer was $64.62, a 1 percent increase from a year ago, as the company added 21,000 DSL customers.
  Equity free cash flow from current businesses was $328 million, a 13 percent increase from a year ago. Net cash from operations was $552 million, a 1 percent increase from a year ago.

        "ALLTEL experienced very strong wireless customer growth as we improved our gross additions and post-pay churn in the first quarter," said Scott Ford, ALLTEL president and chief executive officer. "Though dilutive to first-quarter earnings, this growth bolsters the future earnings potential of our wireless business. In the wireline business, we again produced some of the top margins in the industry while continuing strong customer growth in DSL broadband."

        During the quarter, the company completed its Touch2Talk launch in all markets. ALLTEL began offering the walkie-talkie service in January and completed the rollout by late March. Touch2Talk allows customers to talk instantly to one another and switch to a wireless call at the touch of a button.

        ALLTEL is a customer-focused communications company with almost 13 million customers and $8 billion in annual revenues. ALLTEL provides wireless, local telephone, long-distance, Internet and high-speed data services to residential and business customers in 26 states.

        ALLTEL claims the protection of the safe-harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to uncertainties that could cause actual future events and results to differ materially from those expressed in the forward-looking statements. These forward-looking statements are based on estimates, projections, beliefs, and assumptions and are not guarantees of future events and results. Actual future events and results may differ materially from those expressed in these forward-looking statements as a result of a number of important factors. Representative examples of these factors include (without limitation) adverse changes in economic conditions in the markets served by ALLTEL; the extent, timing, and overall effects of competition in the communications business; material changes in the communications industry generally that could adversely affect vendor relationships with equipment and network suppliers and customer relationships with wholesale customers; material changes in communications technology; the risks associated with the integration of acquired businesses; adverse changes in the terms and conditions of the company's wireless roaming agreements; the potential for adverse changes in the ratings given to ALLTEL's debt securities by nationally accredited ratings organizations; the availability and cost of financing in the corporate debt markets; the uncertainties related to ALLTEL's strategic investments; the effects of work stoppages; the effects of litigation; ongoing deregulation (and the resulting likelihood of significantly increased price and product/service competition) in the communications business as a result of federal and state legislation, rules, and regulations; the final outcome of federal, state, and local regulatory initiatives and proceedings related to the terms and conditions of interconnection, access charges, universal service, and unbundled network elements and resale rates; and the effects of the Federal Communications Commission's number portability rules. In addition to these factors, actual future performance, outcomes and results may differ materially because of more general factors including (without limitation) general industry and market conditions and growth rates, economic conditions, and governmental and public policy changes.

-end-

ALLTEL, NYSE: AT

www.alltel.com

ALLTEL CORPORATION

CONSOLIDATED HIGHLIGHTS

BUSINESS SEGMENTS AND OTHER CONSOLIDATED FINANCIAL INFORMATION

(In thousands, except per share amounts)

	THREE MONTHS ENDED
	March 31, 2004	March 31, 2003	Increase (Decrease) Amount	%
UNDER GAAP:
Revenues and sales:
Wireless	$1,184,486	$1,107,819	$76,667	7
Wireline	599,466	608,856	(9,390)	(2)
Communications support services	219,050	225,124	(6,074)	(3)
Total business segments	2,003,002	1,941,799	61,203	3
Less intercompany eliminations	41,830	36,001	5,829	16
Total revenues and sales	$1,961,172	$1,905,798	$55,374	3

Segment income:
Wireless	$210,923	$235,987	$(25,064)	(11)
Wireline	228,186	222,788	5,398	2
Communications support services	16,447	17,650	(1,203)	(7)
Total segment income	455,556	476,425	(20,869)	(4)
Less: corporate expenses	8,973	10,382	(1,409)	(14)
restructuring and other charges	51,765	—	51,765	100
Total operating income	$394,818	$466,043	$(71,225)	(15)

Operating margin (A):
Wireless	17.8%	21.3%	(3.5)%	(16)
Wireline	38.1%	36.6%	1.5%	4
Communications support services	7.5%	7.8%	(.3)%	(4)
Consolidated	20.1%	24.5%	(4.4)%	(18)

Net income	$189,843	$280,285	$(90,442)	(32)
Earnings per share:
Basic	$.61	$.90	$(.29)	(32)
Diluted	$.61	$.90	$(.29)	(32)

Weighted average common shares:
Basic	311,486	311,219	267	—
Fully diluted	312,458	312,302	156	—
Annual dividend rate per common share	$1.48	$1.40	$.08	6

FROM CURRENT BUSINESSES (NON-GAAP) (B):
Operating income	$446,583	$466,043	$(19,460)	(4)
Operating margin (A)	22.8%	24.5%	(1.7)%	(7)
Net income	$221,499	$227,622	$(6,123)	(3)
Earnings per share:
Basic	$.71	$.73	$(.02)	(3)
Diluted	$.71	$.73	$(.02)	(3)

(A) Operating margin is calculated by dividing segment income by the corresponding amount of segment revenues and sales.

(B) Current businesses excludes the effects of discontinued operations and restructuring and other charges.

ALLTEL CORPORATION

CONSOLIDATED STATEMENTS OF INCOME UNDER GAAP

(In thousands, except per share amounts)

	THREE MONTHS ENDED
	March 31, 2004	March 31, 2003
Revenues and sales:
Service revenues	$1,765,578	$1,716,462
Product sales	195,594	189,336
Total revenues and sales	1,961,172	1,905,798
Costs and expenses:
Cost of services	560,771	537,431
Cost of products sold	257,283	237,712
Selling, general, administrative and other	375,193	361,089
Depreciation and amortization	321,342	303,523
Restructuring and other charges	51,765	—
Total costs and expenses	1,566,354	1,439,755
Operating income	394,818	466,043
Equity earnings in unconsolidated partnerships	13,252	17,505
Minority interest in consolidated partnerships	(15,571)	(17,834)
Other income, net	4,613	447
Interest expense	(91,736)	(103,372)
Income from continuing operations before income taxes	305,376	362,789
Income taxes	115,533	135,167
Income from continuing operations	189,843	227,622
Discontinued operations:
Income from discontinued operations (net of income taxes)	—	37,072
Income before cumulative effect of accounting change	189,843	264,694
Cumulative effect of accounting change (net of income taxes)	—	15,591

Net income	189,843	280,285
Preferred dividends	27	28
Net income applicable to common shares	$189,816	$280,257

Basic earnings per share:
Income from continuing operations	$.61	$.73
Income from discontinued operations	—	.12
Cumulative effect of accounting change	—	.05
Net income	$.61	$.90

Diluted earnings per share:
Income from continuing operations	$.61	$.73
Income from discontinued operations	—	.12
Cumulative effect of accounting change	—	.05
Net income	$.61	$.90

ALLTEL CORPORATION

RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)

for the three months ended March 31, 2004

(In thousands, except per share amounts)

	Results of Operations Under GAAP	Items Excluded from Current Businesses		Results of Operations from Current Businesses	Segment Information			Corporate Operations and Intercompany Eliminations
					Wireless	Wireline	Communications Support Services

Revenues and sales:
Service revenues	$1,765,578	$—		$1,765,578	$1,115,504	$591,533	$93,755	$(35,214)
Product sales	195,594	—		195,594	68,982	7,933	125,295	(6,616)
Total revenues and sales	1,961,172	—		1,961,172	1,184,486	599,466	219,050	(41,830)
Costs and expenses:
Cost of services	560,771	—		560,771	355,742	172,871	65,959	(33,801)
Cost of products sold	257,283	—		257,283	144,550	5,155	114,868	(7,290)
Selling, general, administrative and other	375,193	—		375,193	295,742	60,920	13,230	5,301
Depreciation and amortization	321,342	—		321,342	177,529	132,334	8,546	2,933
Restructuring and other charges	51,765	(51,765	)(A)	—	—	—	—	—
Total costs and expenses	1,566,354	(51,765)		1,514,589	973,563	371,280	202,603	(32,857)
Operating income	394,818	51,765		446,583	$210,923	$228,186	$16,447	$(8,973)
Equity earnings in unconsolidated partnerships	13,252	—		13,252
Minority interest in consolidated partnerships	(15,571)	—		(15,571)
Other income, net	4,613	—		4,613
Interest expense	(91,736)	—		(91,736)
Income from continuing operations before income taxes	305,376	51,765		357,141
Income taxes	115,533	20,109	(B)	135,642
Income from continuing operations	189,843	31,656		221,499
Discontinued operations:
Income from discontinued operations (net of income taxes)	—	—		—
Income before cumulative effect of accounting change	189,843	31,656		221,499
Cumulative effect of accounting change (net of income taxes)	—	—		—

Net income	189,843	31,656		221,499
Preferred dividends	27	—		27
Net income applicable to common shares	$189,816	$31,656		$221,472

Basic earnings per share:
Income from continuing operations	$.61	$.10		$.71
Income from discontinued operations	—	—		—
Cumulative effect of accounting change	—	—		—
Net income	$.61	$.10		$.71

Diluted earnings per share:
Income from continuing operations	$.61	$.10		$.71
Income from discontinued operations	—	—		—
Cumulative effect of accounting change	—	—		—
Net income	$.61	$.10		$.71

See notes on page 5 for a description of the line items marked (A) - (D).

ALLTEL CORPORATION

RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)

for the three months ended March 31, 2003

(In thousands, except per share amounts)

	Results of Operations Under GAAP	Items Excluded from Current Businesses		Results of Operations from Current Businesses	Segment Information			Corporate Operations and Intercompany Eliminations
					Wireless	Wireline	Communications Support Services

Revenues and sales:
Service revenues	$1,716,462	$—		$1,716,462	$1,047,010	$597,532	$107,557	$(35,637)
Product sales	189,336	—		189,336	60,809	11,324	117,567	(364)
Total revenues and sales	1,905,798	—		1,905,798	1,107,819	608,856	225,124	(36,001)
Costs and expenses:
Cost of services	537,431	—		537,431	316,372	182,083	73,852	(34,876)
Cost of products sold	237,712	—		237,712	122,447	7,942	107,684	(361)
Selling, general, administrative and other	361,089	—		361,089	271,844	66,209	16,572	6,464
Depreciation and amortization	303,523	—		303,523	161,169	129,834	9,366	3,154
Restructuring and other charges	—	—		—	—	—	—	—
Total costs and expenses	1,439,755	—		1,439,755	871,832	386,068	207,474	(25,619)
Operating income	466,043	—		466,043	$235,987	$222,788	$17,650	$(10,382)
Equity earnings in unconsolidated partnerships	17,505	—		17,505
Minority interest in consolidated partnerships	(17,834)	—		(17,834)
Other income, net	447	—		447
Interest expense	(103,372)	—		(103,372)
Income from continuing operations before income taxes	362,789	—		362,789
Income taxes	135,167	—		135,167
Income from continuing operations	227,622	—		227,622
Discontinued operations:
Income from discontinued operations (net of income taxes)	37,072	(37,072	)(C)	—
Income before cumulative effect of accounting change	264,694	(37,072)		227,622
Cumulative effect of accounting change (net of income taxes)	15,591	(15,591	)(D)	—

Net income	280,285	(52,663)		227,622
Preferred dividends	28	—		28
Net income applicable to common shares	$280,257	$(52,663)		$227,594

Basic earnings per share:
Income from continuing operations	$.73	$—		$.73
Income from discontinued operations	.12	(.12)		—
Cumulative effect of accounting change	.05	(.05)		—
Net income	$.90	$(.17)		$.73

Diluted earnings per share:
Income from continuing operations	$.73	$—		$.73
Income from discontinued operations	.12	(.12)		—
Cumulative effect of accounting change	.05	(.05)		—
Net income	$.90	$(.17)		$.73

See notes on page 5 for a description of the line items marked (A) - (D).

ALLTEL CORPORATION

NOTES TO RECONCILIATIONS OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)

As disclosed in the Company's Form 8-K filed on April 22, 2004, ALLTEL has presented in this earnings release results of operations from current businesses which exclude the effects of discontinued operations and restructuring and other charges.  ALLTEL’s purpose for excluding items from the current business measures is to focus on ALLTEL’s true earnings capacity associated with providing telecommunication services.  Management believes the items excluded from the current business measures are related to strategic activities or other events, specific to the time and opportunity available, and, accordingly, should be excluded when evaluating the trends of the Company’s operations.

ALLTEL believes that presenting the current business measures assists investors in assessing the true business performance of the Company by clarifying for investors the effects that certain items such as asset sales, restructuring expenses and other business consolidation costs arising from past acquisition and restructuring activities had on the Company’s GAAP consolidated results of operations.  The Company uses results from current businesses as management’s primary measure of the performance of its business segments.  ALLTEL management, including the chief operating decision-maker, uses the current business measures consistently for all purposes, including internal reporting purposes, the evaluation of business objectives, opportunities and performance and the determination of management compensation.

As the Company evaluates segment performance based on segment income, which is computed as revenues and sales less operating expenses, the restructuring and other charges have not been allocated to the business segments.  In addition, none of the non-operating items such as equity earnings in unconsolidated partnerships, minority interest expense, other income, net, interest expense and income taxes have been allocated to the segments.

(A)                          The Company announced its plans to reorganize its operating structure and exit its CLEC operations in the Jacksonville, Florida market.  In connection with these activities, the Company recorded a restructuring charge of $29.3 million consisting of severance and employee benefit costs related to a planned workforce reduction, employee relocation costs, lease termination and other restructuring-related costs.  The Company also recorded a $2.3 million reduction in the liabilities associated with various restructuring activities initiated prior to 2003.  In addition, the Company recorded a write-down of $24.8 million in the carrying value of certain corporate and regional facilities to fair value in conjunction with the proposed leasing or sale of those facilities.

(B)                            Tax-related effect of the items discussed in Note A.

(C)                            Eliminates the effects of discontinued operations.  On April 1, 2003, ALLTEL completed the sale of the financial services division of its information services subsidiary, ALLTEL Information Services, Inc., to Fidelity National Financial Inc. ("Fidelity National"), for $1.05 billion received as $775.0 million in cash and $275.0 million in Fidelity National common stock.  As part of this transaction, Fidelity National acquired ALLTEL’s mortgage servicing, retail and wholesale banking and commercial lending operations, as well as the community/regional bank division.

(D)                           Represents the cumulative effect of the change in accounting resulting from the Company’s adoption of Statement of Financial Accounting Standards (“SFAS”) No. 143, “Accounting for Asset Retirement Obligations”.  In accordance with federal and state regulations, depreciation expense for ALLTEL’s wireline operations historically included an additional provision for cost of removal.  For ALLTEL’s wireline operations in Kentucky and Nebraska not subject to SFAS No. 71, “Accounting for the Effects of Certain Types of Regulation”, effective with the adoption of SFAS No. 143, the Company ceased recognition of the cost of removal provision in depreciation expense and eliminated the cumulative cost of removal included in accumulated depreciation because it did not meet the recognition and measurement principles of an asset retirement obligation under SFAS No. 143.  As a result of a Federal Communications Commission ruling, ALLTEL continues to record a regulatory liability for cost of removal for its wireline subsidiaries that follow the accounting prescribed by SFAS No. 71.

ALLTEL CORPORATION

SUPPLEMENTAL OPERATING INFORMATION

(Dollars in thousands, except per customer amounts)

	THREE MONTHS ENDED
	March 31, 2004	March 31, 2003	Increase (Decrease) Amount	%

Wireless:
Controlled POPs	61,313,088	60,018,544	1,294,544	2
Customers	8,181,166	7,760,849	420,317	5
Penetration rate	13.3%	12.9%	.4%	3
Average customers	8,089,877	7,654,689	435,188	6
Gross customer additions:
Internal	737,385	657,124	80,261	12
Acquired, net of divested	—	110,920	(110,920)	(100)
Total	737,385	768,044	(30,659)	(4)
Net customer additions:
Internal	157,741	48,331	109,410	226
Acquired, net of divested	—	110,920	(110,920)	(100)
Total	157,741	159,251	(1,510)	(1)
Customer acquisition costs:
Product sales	$(52,322)	$(39,932)	$(12,390)	(31)
Cost of products sold	86,792	65,761	21,031	32
Selling and marketing expenses	185,873	161,210	24,663	15
Total	$220,343	$187,039	$33,304	18
Cost to acquire a new customer (A)	$299	$285	$14	5
Cash costs:
Product sales	$(68,982)	$(60,809)	$(8,173)	(13)
Cost of services	355,742	316,372	39,370	12
Cost of products sold	144,550	122,447	22,103	18
Selling, general, administrative and other	295,742	271,844	23,898	9
Total	727,052	649,854	77,198	12
Less customer acquisition costs	220,343	187,039	33,304	18
Total	$506,709	$462,815	$43,894	9
Cash cost per unit per month, excluding customer acquisition costs (B)	$20.88	$20.15	$.73	4
Revenues:
Service revenues	$1,115,504	$1,047,010	$68,494	7
Less wholesale revenues	82,669	87,448	(4,779)	(5)
Retail revenues	$1,032,835	$959,562	$73,273	8
Average revenue per customer per month (C)	$45.96	$45.59	$.37	1
Retail revenue per customer per month (D)	$42.56	$41.79	$.77	2
Retail minutes of use per customer per month (E)	432	334	98	29
Postpay churn	1.93%	2.16%	(.23)%	(11)
Total churn	2.40%	2.66%	(.26)%	(10)
Service revenue operating margin (F)	18.9%	22.5%	(3.6)%	(16)
Capital expenditures (G)	$127,596	$154,552	$(26,956)	(17)

(A)      Cost to acquire a new customer is calculated by dividing the sum of the GAAP reported product sales, cost of products sold and sales and marketing expenses (included within “Selling, general, administrative and other”), as reported in the Consolidated Statements of Income, by the number of internal gross customer additions in the period.  Customer acquisition costs exclude amounts related to the Company’s customer retention efforts.

(B)        Cash cost per unit per month, excluding customer acquisition costs, is calculated by dividing the sum of the GAAP reported product sales, cost of services, cost of products sold, selling, general, administrative and other expenses as reported in the Consolidated Statements of Income, less customer acquisition costs, by the number of average customers for the period.

(C)        Average revenue per customer per month is calculated by dividing wireless service revenues by average customers for the period.

(D)       Retail revenue per customer per month is calculated by dividing wireless retail revenues (service revenues less wholesale revenues) by average customers for the period.

(E)         Retail minutes of use per customer per month represents the average monthly minutes that ALLTEL’s customers use on both the Company’s network and while roaming on other carriers’ networks.

(F)         Service revenue operating margin is calculated by dividing wireless segment income by wireless service revenues.

(G)        Includes capitalized software development costs.

ALLTEL CORPORATION

SUPPLEMENTAL OPERATING INFORMATION

(Dollars in thousands, except per customer amounts)

	THREE MONTHS ENDED
	March 31, 2004	March 31, 2003	Increase (Decrease) Amount	%
Wireline:
Customers	3,089,713	3,159,948	(70,235)	(2)
Average customers	3,092,255	3,162,287	(70,032)	(2)
DSL customers	174,489	87,732	86,757	99
Average revenue per customer per month (H)	$64.62	$64.18	$.44	1
Capital expenditures (G)	$77,361	$82,494	$(5,133)	(6)

Communications support services:
Long-distance customers	1,707,746	1,604,999	102,747	6
Capital expenditures (G)	$1,689	$3,819	$(2,130)	(56)

Consolidated:
Equity free cash flow (I)	$327,612	$289,845	$37,767	13
Capital expenditures (G)	$215,229	$241,300	$(26,071)	(11)
Total assets	$16,539,668	$16,208,717	$330,951	2

(G)        Includes capitalized software development costs.

(H)       Average revenue per customer per month is calculated by dividing total wireline revenues by average customers for the period.

(I)            Equity free cash flow is calculated as the sum of net income from current businesses plus depreciation and amortization less capital expenditures which includes capitalized software development costs as indicated in Note G.

ALLTEL CORPORATION

CONSOLIDATED BALANCE SHEETS UNDER GAAP

(In thousands)

ASSETS

	March 31, 2004	December 31, 2003

CURRENT ASSETS:
Cash and short-term investments	$637,432	$657,764
Accounts receivable (less allowance for doubtful accounts of $41,895 and $46,333, respectively)	841,513	890,015
Inventories	116,703	122,133
Prepaid expenses and other	70,353	59,210

Total current assets	1,666,001	1,729,122

Investments	765,823	722,698
Goodwill	4,854,263	4,854,263
Other intangibles	1,321,906	1,336,956

PROPERTY, PLANT AND EQUIPMENT:
Land	261,574	259,180
Buildings and improvements	1,065,961	1,052,994
Wireline	6,578,496	6,514,694
Wireless	5,366,815	5,255,820
Information processing	980,628	946,749
Other	494,609	482,255
Under construction	334,565	398,232

Total property, plant and equipment	15,082,648	14,909,924
Less accumulated depreciation	7,571,972	7,289,145

Net property, plant and equipment	7,510,676	7,620,779

Other assets	420,999	397,320

TOTAL ASSETS	$16,539,668	$16,661,138

LIABILITIES AND SHAREHOLDERS’ EQUITY

CURRENT LIABILITIES:
Current maturities of long-term debt	$277,319	$277,235
Accounts payable	404,755	479,786
Advance payments and customer deposits	208,641	205,277
Accrued taxes	129,089	114,618
Accrued dividends	115,963	116,162
Accrued interest	85,347	107,085
Other current liabilities	181,395	192,504

Total current liabilities	1,402,509	1,492,667

Long-term debt	5,608,123	5,581,243
Deferred income taxes	1,500,993	1,417,667
Other liabilities	1,129,461	1,147,364

SHAREHOLDERS’ EQUITY:
Preferred stock	338	348
Common stock	308,171	312,644
Additional paid-in capital	519,509	750,131
Unrealized holding gain on investments	110,319	73,634
Foreign currency translation adjustment	820	569
Retained earnings	5,959,425	5,884,871

Total shareholders’ equity	6,898,582	7,022,197

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$16,539,668	$16,661,138

ALLTEL CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS UNDER GAAP

(In thousands)

	THREE MONTHS ENDED
	March 31, 2004	March 31, 2003
Net Cash Provided from Operations:
Net income	$189,843	$280,285
Adjustments to reconcile net income to net cash provided from operations:
Income from discontinued operations	—	(37,072)
Cumulative effect of accounting change	—	(15,591)
Depreciation and amortization	321,342	303,523
Provision for doubtful accounts	42,598	52,808
Non-cash portion of restructuring and other charges	25,569	—
Increase in deferred income taxes	72,143	77,983
Other, net	(2,894)	(1,798)
Changes in operating assets and liabilities, net of the effects of acquisitions and dispositions:
Accounts receivable	4,475	21,644
Inventories	5,430	(15,484)
Accounts payable	(75,031)	(73,138)
Other current liabilities	(14,964)	(37,082)
Other, net	(16,978)	(9,228)
Net cash provided from operations	551,533	546,850

Cash Flows from Investing Activities:
Additions to property, plant and equipment	(207,205)	(227,751)
Additions to capitalized software development costs	(8,024)	(13,549)
Additions to investments	(1,057)	(3,761)
Purchases of property, net of cash acquired	—	(124,584)
Proceeds from the return on or sale of investments	20,286	13,841
Other, net	(5,853)	7,187
Net cash used in investing activities	(201,853)	(348,617)

Cash Flows from Financing Activities:
Dividends on preferred and common stock	(115,489)	(109,070)
Reductions in long-term debt	(1,494)	(456,202)
Distributions to minority investors	(16,174)	(9,972)
Long-term debt issued, net of issuance costs	—	284,950
Repurchases of common stock	(243,033)	—
Common stock issued	5,927	2,904
Net cash used in financing activities	(370,263)	(287,390)

Net cash provided from discontinued operations	—	7,497

Effect of exchange rate changes on cash and short-term investments	251	(120)

Decrease in cash and short-term investments	(20,332)	(81,780)

Cash and Short-term Investments:
Beginning of the period	657,764	134,641
End of the period	$637,432	$52,861

ALLTEL CORPORATION

RECONCILIATIONS OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)

(In thousands)

	THREE MONTHS ENDED
	March 31, 2004	March 31, 2003

Net cash provided from operations	$551,533	$546,850
Adjustments to reconcile to net income under GAAP:
Income from discontinued operations	—	37,072
Cumulative effect of accounting change	—	15,591
Depreciation and amortization expense	(321,342)	(303,523)
Provision for doubtful accounts	(42,598)	(52,808)
Non-cash portion of restructuring and other charges	(25,569)	—
Increase in deferred income taxes	(72,143)	(77,983)
Other non-cash changes, net	2,894	1,798
Changes in operating assets and liabilities, net of the effects of acquisitions and dispositions	97,068	113,288
Net income under GAAP	189,843	280,285
Adjustments to reconcile to net income from current businesses:
Restructuring and other charges, net of tax	31,656	—
Cumulative effect of accounting change	—	(15,591)
Income from discontinued operations	—	(37,072)
Net income from current businesses	221,499	227,622
Adjustments to reconcile to equity free cash flow from current businesses:
Depreciation and amortization expense	321,342	303,523
Capital expenditures	(215,229)	(241,300)
Equity free cash flow from current businesses	$327,612	$289,845